U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	October 31, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	X	X
(P&L1)
2.	Monthly Cash Flow Report	X	X
(CF1; 3 pages)
3.	Statement of Operations	X	X
(Oprept)
4.	Other reports/documents as	X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	November 30, 2005
(Name)
	Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
	(Name)	(Title)

1

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended October 31, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* ATA met with potential investors to provide exit financing for its emergence from bankruptcy.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* ATA entered into an employment agreement with John Denison in his role as CEO. The agreement is subject to approval by the Bankruptcy Court. ATA announced that it would suspend service on its routes from Chicago-Midway to Boston and Minneapolis, in order to improve the profitability of its scheduled service business.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 10/31/2005, $2,554,789.
What amount of these receivables is considered uncollectible? $1,948,062.

5. If assets have been sold this month in other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Chairman	$4,447	Salary
Eugene J Moebius	Related to Chairman	$4,465	Salary
Gordon D Moebius	Related to Chairman	$6,438	Salary
J George Mikelsons	Chairman	$50,000	Severance
Gilbert F Viets	Assistant to the Chairman	$22,638	Salary
John G Denison	Chief Executive Officer & President	$21,808	Salary
Subodh Karnick	Chief Commercial Officer and Senior Vice President	$20,769	Salary
John Graber	Senior Vice President	$17,342	Salary
BETACO		$35,000	Rent
Francis J. Conway	Chief Financial Officer	$629	Business Expenses

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 9/30/05	3,907	380

b. Number hired during period.	6	5

c. Number terminated or resigned.	(59)	(33)

d. Total number of employees on
payroll at the end of this period.	3,854	355

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended October 31, 2005
(Dollars in thousands)

October 31,
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	(8,964)
Adjustments to reconcile net income before reorganization expenses to net cash used in operating activities:
Depreciation and amortization	2,878
Other non-cash items	(188)
Changes in operating assets and liabilities:
Receivables	(988)
Inventories	3,928
Prepaid expenses	4,318
Accounts payable	(1,714)
Air traffic liabilities	(3,122)
Liabilities subject to compromise	(3,138)
Accrued expenses	(133)
Net cash (used in) operating activities	(7,123)

Reorganization activities:
Reorganization items , net	(771)
Prepaid expenses	51
Liabilities subject to compromise	-
Accrued Expenses	(162)
Receivables	-
Other non-cash items	(497)
Net cash (used in) reorganization activities	(1,379)

Investing activities:
Capital expenditures	(4,132)
Noncurrent prepaid aircraft rent	-
Additions to other assets	(162)
Proceeds from sales of property and equipment	3
Net cash (used in) investing activities	(4,291)

Financing activities:
Increase in restricted cash	730
Net cash provided by financing activities	730

Decrease in cash and cash equivalents	(12,063)
Cash and cash equivalents, beginning of period	75,367
Cash and cash equivalents, end of period	63,304

Cash Flow Summary
Cash at 9/30/2005	75,367
Receipts	87,618
Disbursements	(99,681)
Cash at 10/31/2005	63,304

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended October 31, 2005

STATUS OF TAXES

	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$0	$1,875,524	$(1,875,524)	$0
FICA-employee and employer	230,486	1,966,090	(1,843,214)	353,361
unemployment	557	2,303	(2,104)	756
income	-	-	-	-
[1] excise tax on transportation	4,035,863	3,910,014	(3,799,898)	4,145,979
[2] passenger facility charges	1,299,585	1,348,358	(1,219,149)	1,428,794
3 US passenger security fee	959,575	1,016,495	(962,710)	1,013,360
[3] customs and immigration Fees	250,036	203,996	(172,110)	281,922
3 APHIS fees	235,950	95,942	(252,138)	79,754
APHIS by aircraft	28,910	7,447	(28,910)	7,447

a. subtotal	$7,040,962	$10,426,168	$(10,155,757)	$7,311,373

STATE & LOCAL

withholding	$-	$483,607	$(483,607)	$-
sales/use tax	108,754	25,400	(2)	134,152
unemployment	20,212	24,399	(21,303)	23,308
income	-	-	-	-
other real property	755,472	69,368	(221,074)	603,766
personal property	2,185,328	315,424	(399,162)	2,101,590

b. subtotal	$3,069,766	$918,198	$(1,125,148)	$2,862,816

FOREIGN
c. subtotal	$2,290,403	$495,461	$(1,096,222)	$1,689,643

TOTAL TAXES PAID-from a., b.& c. above			$(12,377,127)

Explain the reason for any past due post-petition taxes: Certain post-petition taxes that are the responsibility of C8 Airlines, Inc. are past due. All of the assets of C8 Airlines, Inc. have been sold. The amount available to pay administrative claims, including these taxes, has not yet been finally determined.

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended October 31, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$2,639,957	$494,090	$10,059	$1,355,334	$4,499,440

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	98,377,297

Ambassadair Travel Club, Inc.	963,517

ATA Leisure Corp.	-

Amber Travel, Inc.	-

American Trans Air Execujet, Inc.	53,774

ATA Cargo, Inc.	218,429

C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)	68,340

Total	$99,681,357

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended October 31, 2005
(Dollars in thousands, except per share data)

	October 31,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$45,247	$551,215
Charter	32,011	356,268
Ground package	949	12,476
Other	2,275	30,454
Total operating revenues	80,482	950,413

Operating expenses:
Fuel and oil	27,741	276,857
Salaries, wages and benefits	21,003	245,267
Aircraft rentals	10,881	129,050
Handling, landing and navigation fees	5,782	78,878
Aircraft maintenance, materials and repairs	3,859	38,194
Crew and other employee travel	2,571	38,640
Depreciation and amortization	2,832	32,297
Passenger service	2,878	30,882
Other selling expenses	2,253	25,082
Commissions	2,038	23,037
Facilities and other rentals	1,549	17,829
Insurance	1,076	12,180
Ground package cost	847	10,386
Advertising	535	9,134
Aircraft impairments and retirements	-	403
Other	3,381	46,943
Total operating expenses	89,226	1,015,059

Operating income (loss)	(8,744)	(64,646)

Other income (expense):
Interest income	287	2,057
Interest expense	(380)	(5,133)
Reorganization expenses	(771)	(496,218)
Other	(127)	(647)
Other expense	(991)	(499,941)

Income (loss) before income taxes	(9,735)	(564,587)

Income taxes	-	-
Net income (loss)	(9,735)	(564,587)

Preferred stock dividends	-	-
Income (loss) available to common shareholders	$(9,735)	$(564,587)

Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(0.82)	$(47.75)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(0.82)	$(47.75)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET
for the month ended October 31, 2005
(Dollars in thousands)

October 31,
2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$63,304
Receivables, net of allowance for doubtful accounts
(2005 - $4,438; 2004 - $2,608)	123,433
Inventories, net	37,980
Assets Held for Sale	2,000
Prepaid expenses and other current assets	29,025
Total current assets	255,742

Property and equipment:
Flight equipment	180,017
Facilities and ground equipment	142,741
322,758
Accumulated depreciation	(183,416)
139,342

Restricted cash	30,424
Goodwill	6,987
Prepaid aircraft rent	154
Investment in BATA	5,077
Deposits and other assets	26,367
Total assets	$464,093

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short Term Debt	$41,000
Accounts payable	4,499
Air traffic liabilities	85,107
Accrued expenses	124,346
Total current liabilities	254,952

Deferred items	30,795

Liabilities subject to compromise	1,633,489

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,544,544)
Total shareholders' deficit	(1,485,143)
Total liabilities and shareholders' deficit	$464,093

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in October 2005

	Amount	Cleared Date

Akin, Gump, Strauss, Hauer & Feld LLP	327,482	10/4/05

Baker & Daniels	435,448	10/6/05

BMC	190,753	10/31/05

Compass Advisors LLP	103,502	10/31/05

Ernst & Young	37,394	10/12/05

Greenbaum Doll & McDonald	44,100	10/18/05

Huron Consulting	103,238	10/12/05

Navigant Capital Advisors	150,000	10/25/05

Paul, Hastings, Janofsky	124,258	10/12/05

Ponader & Associates	9,056	10/7/05

Sommer Barnard Ackerman	91,265	10/25/05

Total	1,616,496

Attachment A: Summary of Pre-Petition Payments made during October 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	2,077

Customer Programs Motion or Employee Obligations Motion	61

Insurance Motion	-

Not Asset of Estate or Tax Motion	427,430

Airport Fees Motion	-
Total Pre-Petition Payments	$429,568

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

The Connecticut Indemnity Company	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2006	Property Coverage
Hartford Fire Insurance Company	August 15, 2006	Domestic Automobile Liability and Physical Damage Coverage
Chubb Custom	August 19, 2012	Pollution Legal Liability
ING Commercial America, S.A.	October 1, 2006	Mexican Property Coverage
Ing Seguros Commercial America	October 1, 2006	Mexican General Liability
Ing Seguros Comercial America	October 1, 2006	Mexican Auto Policy
Zurich	October 1, 2006	Mexican Public Liability Aircraft Policy
Underwriters at Lloyd's and certain Insurance Companies, London, England through Aon Group Limited -
Illinois National Insurance Company through American International Aviation Agency, Inc.
Member Companies of La Reunion Aerienne through La Reunion Aerienne
	October 1, 2006	Aviation Hull & Liability
Illinois National Insurance Company	October 1, 2006	Execujets Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2006	Execujets Aircraft Hull and Liability
AIG	December 14, 2005	Workers’ Comp *Renewal process underway
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act) *Renewal process underway
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto *Renewal process underway
Federal Aviation Administration	December 31, 2005	Aviation Hull War Risks & War Third Party Liability

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$860	$30,578
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	68,603	82,655
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	16,009	16,394
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	-	-
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	306,973	147,551
US Bank	873792676	Outstation MSP, CID	ATA Airlines	40,687	22,752
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	91,698	35,052
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	14,971	29,520
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	562,907	456,384
		Foreign Coin		5,828	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	30,322	29,790
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	443,207	205,247
Wachovia	14739239	Outstation SRQ	ATA Airlines	-	-
Fleet	52743764	Outstation BOS	ATA Airlines	22,742	32,503
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	15,069	16,311
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	570
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	312,157	177,748
Citibank	3813-7141	Outstation LGA	ATA Airlines	117,377	61,526
Dresdner	5402815	D mark checking	ATA Airlines	191,170	148,112
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	181,703	143,084
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	21,398	(427,400)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	18,805	6,338
Wachovia	3764120	Outstation PHL	ATA Airlines	-	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,253	1,237
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	305,926	239,333

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(1,436)	$(2,424)
Wachovia	13904573	Outstation MIA	ATA Airlines	-	-
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	-	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	-	-
First American	6583021096	Outstation DSM	ATA Airlines	-	-
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	32,672	12,976
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	-	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	14,547	10,669
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	53,143	28,912
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	6,885	6,621
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	91,280	104,536
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	59,090	72,912
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	14,977	13,051
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	15,843	14,930
National City Bank	884153730	Outstation MLI	ATA Airlines	-	-
National City Bank	657391691	Outstation TOL	ATA Airlines	-	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	48,709	91,308
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,598	1,601
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	94,145	114,555
National City Bank	658807273	Outstation PIT	ATA Airlines	-	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	70,261	87,291
Trancentrix	N/A	Foreign Payments		115,251	317,413
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(1,827,133)	(4,138,786)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	1,100	1,036
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	33,652	9,478
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	C8 Airlines, Inc.	70,715	75,330
Bank One	4273893	Depository - Any money received	C8 Airlines, Inc.	1,481,973	1,613,153
Regions	205133	Investment Sweep	C8 Airlines, Inc.	-	-
National City Bank	758014652	Petty cash - South Bend	C8 Airlines, Inc.	407	407
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	61,771,162	51,539,091
Bank One		Money Market - Officer's Salaries	ATA Holdings	340,557	542,912
		Money Market Fund	Washington Assurance	188,271	188,271
Other				(3,734)	(10,815)

SPECIAL PURPOSE ACCOUNTS

First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	4,043,539	5,030,890
First Indiana Bank	10101423	PFC Trust	ATA Airlines	3,503,564	3,829,562
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	1,597,602	1,509,517

Bank Account Total:	$75,322,357	$63,258,946
Petty Cash Total:	44,987	44,987
Total Funds:	$75,367,343	63,303,932